Exhibit 99.4

MP45-15

A NOVEL ORAL TESTOSTERONE (TLANDO™) THERAPY RESTORES TESTOSTERONE TO EUGONADAL LEVELS WITHOUT DOSE TITRATION


AUA
VIRTUAL
EXPERIENCE

LIPOCINE®
ENHANCING HEALTH

Anthony DelConte, MD; Nachiappan Chidambaram, PhD; Kongnara Papangkorn, PhD; Benjamin Bruno, PharmD; Kilyoung Kim, PhD; Mahesh Patel, PhD; Martin Miner*, MD; Linda Vignozzi, MD; Jed Kaminetsky, MD; Mohit Khera, MD; and Irwin Goldstein, MD

❑ Introduction

- Most marketed Testosterone Replacement Therapy (TRT) products require multiple titration visits to achieve steady-state eugonadal T levels in hypogonadal men.[1-3]
- Challenges of single point PK-based dose titration in clinical practice:

✓ Most TRTs Require At Least 1 Titration Visit


Number of Current TRT Dose Adjustments by Form*
Gel (n=200)
Injectable (n=137)
Source: Adheris Health 2017

✓ 30-50% of Patients Discontinued within ~30 days


New Patients
Experienced Patients

- TLANDO™ is a novel oral Testosterone Undecanoate (TU) product absorbed via the intestinal lymphatic pathway.[4]
  - T Pharmacokinetics of TLANDO™, when administered with meal, is consistent independent of low, moderate or high fat amounts.


TLANDO™
Not prone
to liver toxicity
Methylated Oral T
Prone to liver toxicity
Testosterone
Undecanoate
Methyl-Testosterone

❑ Objectives

- To evaluate whether TLANDO™ with fixed dose regimen is safe and efficacious in restoring eugonadal T levels in hypogonadal men

❑ Methods

- SOAR Trial (NCT02081300) with titration
  - ✓ A 52-week, multicenter, open-labelled, active controlled (topical T, N=105) study with TLANDO™ (225mg BID staring dose) in hypogonadal men (N=210)
  - ✓ Titrated to 300mg BID in case of Cavg<300 ng/dL or to 150mg BID in case of Cmax>1500 ng/dL at Week 4 and Week 8
    - At Week 3: Pre-titration PK (fixed dose)
    - At Week 13: Post-titration PK
- Dose Validation Study (NCT03242590) with fixed dose regimen
  - ✓ A prospective 24-day, multicenter, single arm study with fixed dose TLANDO™ (225mg BID) in hypogonadal men (N=95)
    - To validate if the fixed dose TLANDO™ is efficacious and safe

❑ Consistent Population in SOAR and DV Studies

Demographics	Statistics	DV Study (N=95)	SOAR Trial (N=210)
Age	Years (SD)	56.0 (8.9)	52.6 (10.2)
Race			
Black or African American	n (%)	15 (15.8)	32 (15.2)
White	n (%)	77 (81.1)	172 (81.9)
Asian & Others	n (%)	3 (3.2)	6 (2.8)
Weight	kg (SD)	103.6 (18.7)	97.1 (15.0)
BMI	kg/m^2	32.8 (5.5)	30.8 (3.9)
Baseline Total T	ng/dL (SD)	202 (75)	208 (60)

❑ Robust PK Profile Independent of Titration


Comparison of T Cavg Distribution
Fixed Dose (DV Study)
Pre-Titration (SOAR Trial)
Post-Titration (SOAR Trial)
% of Subjects
T Cavg (ng/dL)


Comparison of T Cmax Distribution
Fixed Dose (DV Study)
Pre-Titration (SOAR Trial)
Post-Titration (SOAR Trial)
% of Subjects
T Cmax (ng/dL)

❑ TLANDO™ Efficacy with No Need of Titration

Measure	Target (% of Subjects)	DV Study* (N=94)	SOAR Trial Pre-Titration (N=192)	SOAR Trial Post-Titration (N=157)
Mean Dose		225mg BID	225mg BID	213mg BID
Cavg, ng/dL	Normal Range**	474 (±175)	504 (±212)	478 (±196)
Cmax, ng/dL		1180 (±514)	1324 (±649)	1256 (±603)
% of Subjects with T Cavg in Normal Range	≥ 75%	81%	86%	88%

* One subject who withdrew early had no PK data.
** Normal range of T in SOAR Trial is 300-1140 ng/dL and in DV Study is 300-1080 ng/dL.

❑ TLANDO is Well Tolerated

- No deaths, no drug related SAEs, and no MACE
- Only 1% subjects had new start or increase in anti-hypertensive medication
- No adverse drug reactions in the Hepatobiliary System Organ
- Low incidence of hematocrit increase (erythrocytosis)
- GI AEs are minimal and comparable to topical T

❑ Conclusion

- **TLANDO™ reliably restores T levels to eugonadal range in hypogonadal subjects without need for titration.**
- **The efficacious fixed dose TLANDO™ treatment has potential to improve patients' compliance.**
  - **No additional titration visit, ease to prescribe dosing regimen, and less physician counselling**

❑ References

1. Axiron® label (Testosterone topical solution); 2. Xyosted™ label (Testosterone Enanthate injectable); 3. Jatenzo® label (Testosterone Undecanoate oral capsule); 4. Shackleford et al., J Pharmacol Exp Ther 2003

❑ **Contact: Kilyoung Kim, kk@lipocine.com, admin@lipocine.com**